U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 8, 2006

CASCADE NATURAL GAS CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-7196	91-0599090
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109
(Address of principal executive offices)

(206) 624-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

Oregon Public Utility Commission Initiates Proceeding on Cascade Natural Gas Corporation Rates

On August 8, 2006, the Oregon Public Utility Commission initiated a rate case proceeding to determine if Cascade Natural Gas Corporation’s rates are too high.  Attached as Exhibit 99.1 is a press release regarding this matter.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 9, 2006 — Oregon Public Utility Commission initiates Proceeding on Cascade’s natural gas rates

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Dated: August 10, 2006	By:	/s/ Rick Davis
Rick Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 9, 2006 — Oregon Public Utility Commission initiates Proceeding on Cascade’s natural gas rates